                                                                   EXHIBIT 10.37

                            LEASE AGREEMENT BETWEEN

                  SHERIDAN PROFESSIONAL CENTRE, LTD., L.L.L.P.

                                AS LANDLORD, AND

                     NORTH POINTE FINANCIAL SERVICES, INC.

                                   AS TENANT

                                       1
















                             DATED JANUARY 4, 2005

                            BASIC LEASE INFORMATION

LEASE DATE:        JANUARY 4, 2005

LANDLORD:          SHERIDAN PROFESSIONAL CENTRE, LTD., L.L.L.P., a Florida
                   limited liability limited partnership.

TENANT:            NORTH POINTE FINANCIAL SERVICES INC., a Michigan corporation.

LEASED PREMISES:   SUITE No. 205 (the "LEASED PREMISES"), which contains 1,005
                   +/- square feet of net rentable area (the "NET RENTABLE
                   AREA"), as defined in the Leased Premises section of the Lease, located in the office building commonly known as SHERIDAN PROFESSIONAL CENTRE (the "BUILDING"), located at
                   11011 Sheridan Street, Cooper City, Florida 33026 (the
                   "PROPERTY"). The Leased Premises are outlined on the site plan attached to the Lease as EXHIBIT A.

TERM: The "TERM" shall be THIRTY-EIGHT (38) MONTHS, commencing on JANUARY 1, 2005 (the "COMMENCEMENT DATE"), and ending at 5:00 P.M. on the last day of the THIRTY-EIGHTH (38TH) full calendar month following the Commencement Date, subject to adjustment and earlier termination as provided in the Lease.

BASE RENT:         As used herein, the term "BASE RENT" shall be the following amounts for the following periods of time and based upon 1,005 square feet of Net Rentable Area:

                   ANNUAL
                  BASE RENT
                 PER SQUARE     BASE RENT       MONTHLY BASE
    PERIOD          FOOT        FOR PERIOD          RENT
    ------          ----        ----------          ----
MONTHS 1 - 2     $  0.00       $      0.00      $     0.00
MONTHS 3 - 14    $ 17.00       $ 17,085.00      $ 1,423.75
MONTHS 15 -26    $ 17.68       $ 17,768.40      $ 1,480.70
MONTHS 27 -38    $ 18.39       $ 18.481.95      $ 1.540.16

                   As used herein, the term "LEASE MONTH" shall mean each calendar month during the Term (and if the Commencement Date does not occur on the first day of a calendar month, the period from the Commencement Date to the first day of the next calendar month shall be included in the first Lease Month for purposes of determining the duration of the Term and the monthly Base Rent rate applicable for such partial month).

FIRST MONTH'S
BASE RENT:         ONE THOUSAND FIVE HUNDRED NINE AND 18/100 DOLLARS
                   ($1,509.18), which represents payment of Base Rent for the first full calendar month of the Lease including State of Florida six percent (6%) sale tax.

FIRST MONTH'S
ADDITIONAL RENTS:  FOUR HUNDRED SIXTY-SIX AND 07/100 DOLLARS ($466.07), which represents payment of Additional Rents for the first full calendar month of the Lease including State of Florida six percent (6%) sale tax.

SECURITY DEPOSIT:  THREE THOUSAND EIGHT HUNDRED FORTY-TWO AND 46/100 DOLLARS
                   ($3,842.46), which is the equivalent of TWO (2) months' average Base Rent and Additional Rents.

RENT: As used herein, the term "RENT" shall mean Base Rent, Tenant's Proportionate Share of Additional Rent and Impositions, and all other sums that Tenant may owe to Landlord or otherwise be required to pay under the Lease.

                                          2

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PERMITTED USE:     OFFICES FOR INSURANCE BUSINESS.

TENANT'S
PROPORTIONATE
SHARE: ONE POINT SEVEN ZERO PERCENT (1.70%), which is the percentage obtained by dividing the 1,005 square feet of Net Rentable Area in the Leased Premises by the 59,097 square feet of Net Rentable Area in the Building. Landlord and Tenant stipulate that the number of square feet of Net Rentable Area in the Leased Premises and in the Building set forth above shall be binding upon them.

INITIAL LIABILITY
INSURANCE AMOUNT:  $2,000,000.00

TENANT
IMPROVEMENT
ALLOWANCE:         None. The Landlord shall provide Tenant with the Leased
                   Premises improved as depicted on the space plan attached to the Lease as EXHIBIT B.

RENEWAL OPTION:    Provided no Event of Default exists and Tenant is occupying the entire Leased Premises at the time of such election, Tenant may renew this Lease for ONE (1) ADDITIONAL PERIOD OF
                   THREE (3) YEARS at the then market rate, by delivering written notice of the exercise thereof to Landlord not earlier than two hundred seventy (270) days or later than one hundred eighty (180) days before the expiration of the Term.
                   If Tenant timely notifies Landlord of Tenant's acceptance of its' option to renew, then, on or before the commencement date of the extended Term, Landlord and Tenant shall execute an amendment to this Lease extending the Lease Term on the same terms provided in this Lease, except as follows:

                   (a) Tenant shall have no further renewal option unless expressly granted by Landlord in writing; and

                   (b) Landlord shall lease to Tenant the Leased Premises in its then-current condition, and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other Tenant inducements.

TENANT'S ADDRESS:  Prior to Commencement Date:     Following Commencement Date:

                   North Pointe Financial          North Pointe Financial
                   Services, Inc.                  Services, Inc.
                   28819 Franklin Road             28819 Franklin Road
                   Southfield, MI 48034            Southfield, MI 48034

                   Attention: B. Matthew Petcoff   Attention: B. Matthew Petcoff
                   Telephone: 248-358-1171 x 138   Telephone: 248-358-1171 x 138
                   Telecopy:  248-358-3041         Telecopy:  248-358-3041

LANDLORD'S
ADDRESS:           For all Notices:                With a copy to:

                   Halliday Group                  INTENTIONALLY OMITTED
                   Realty Management, Inc.
                   1800 Southeast Tenth Avenue
                   Suite 210
                   Fort Lauderdale, Florida 33316
                   Attention: Property Manager     Attention:
                   Telephone: 954-767-0700         Telephone.
                   Telecopy:  954-767-0800         Telecopy:

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

The foregoing Basic Lease Information is incorporated into and made a part of the Lease identified above. If any conflict exists between any Basic Lease Information and the Lease, then the Lease shall control.

                               LANDLORD:

WITNESSES:                     SHERIDAN PROFESSIONAL CENTRE, LTD.,
                               L.L.L.P. a Florida limited liability limited
                               partnership
/s/ Tim Davey
---------------------------    By: Sheridan Professional Centre, Inc., a Florida
Tim Davey                      corporation, its general partner


/s/ Earlene Thurston           By: /s/ John C. Halliday III
---------------------------        -----------------------------------
Earlene Thurston               Name: John C. Halliday III
                               Title: Vice President

WITNESSES:                     TENANT:

/s/ Rochelle Kaplan            NORTH POINTE FINANCIAL SERVICES,
---------------------------    INC., a Michigan corporation
Rochelle Kaplan
                               By: /s/ B. Matthew Petcoff
/s/ Rose Detzler                   -----------------------------------
--------------------------     Name: B. Matthew Petcoff
Rose Detzler                   Title: Executive Vice President & COO

                          SHERIDAN PROFESSIONAL CENTRE

                         STANDARD OFFICE BUILDING LEASE

THIS LEASE AGREEMENT (sometimes hereinafter referred to as the "Lease") made and entered into this 4th day of JANUARY, 2005, by and between SHERIDAN PROFESSIONAL CENTRE, LTD., L.L.L.P. (hereinafter called "LANDLORD") whose address for the purposes hereof is 1800 Southeast Tenth Avenue, Suite 210, Fort Lauderdale, Florida 33316, and NORTH POINTE FINANCIAL SERVICES, INC. (hereinafter called "TENANT"), a Michigan corporation, whose address for purposes hereof is 28819 FRANKLIN ROAD, SOUTHFIELD, MI 48034.

                                  WITNESSETH:

LEASED PREMISES:

1. Subject to and upon the terms, provisions, covenants and conditions hereinafter set forth, and each in consideration of the duties, covenants and obligations of the other hereunder, LANDLORD does hereby lease, demise and let to TENANT office space (hereinafter called the "Leased Premises") in the building known as SHERIDAN PROFESSIONAL CENTRE (hereinafter called the "Building"), located at 11011 Sheridan Street, Cooper City, Florida 33026 (hereinafter called the "Property"), such Leased Premises being more particularly described as SUITE 205, which is comprised of 1,005 +/- square feet of Net Rentable Area (hereinafter defined) located in the Building as reflected on the floor plan of such Leased Premises attached hereto as Exhibit "A" and made a part hereof identified by the signatures or initials of LANDLORD and TENANT.

      The term "Net Rentable Area" as used herein, shall refer to: (i) in the case of a single-tenancy building, all space measured from the outside surface of the outer glass of the building to the outside surface of the opposite outer wall, including, but not limited to, all columns, inside walls, and fixtures, and (ii) in the case of a multi-tenancy building, all space within the outside surface of the outer wall and/or outer glass enclosing the tenant occupied portion and measured to the midpoint of the walls separating areas leased by or held for lease to other tenants, including, but not limited to, all columns, inside walls, and fixtures.

      No deduction from Net Rentable Areas is made for columns necessary to the Building. The Net Rentable Areas in the Leased Premises and in the Building have been calculated on the basis of the foregoing definition and are hereby stipulated above as to the Leased Premises, whether the same should be more or less as a result of minor variations resulting from actual construction and completion of the Leased Premises for occupancy so long as such work is done substantially in accordance with the approved plans.

TERM:

2. This Lease shall be for the term of THIRTY-EIGHT (38) months commencing on the FIRST day of JANUARY, 2005, (hereinafter called the "Commencement Date") and ending the TWENTY-NINTH day of FEBRUARY, 2008, (hereinafter referred to as the "Lease Term" or "Term") unless sooner terminated or extended as provided herein. In the event the LANDLORD is unable to give possession of the Leased Premises on the Commencement Date of the aforesaid Lease Term by reason of the holding over of any prior tenant or tenants or for any other reasons, an abatement or diminution of the rent to be paid hereunder shall be allowed TENANT under such circumstances until possession is given to TENANT. The Term of the Lease shall then commence on the first day of the month of such occupancy. (Commencement
      Date) and continue until the end of the Lease Term, which shall be extended by the delay in occupancy. Said abatement or diminution in rent shall be the full extent of LANDLORD'S liability to TENANT for any loss or damage to TENANT on account of said delay in obtaining possession of the Leased Premises. There shall be no delay in the commencement of the Term of this Lease and/or payment of rent where TENANT fails to occupy the Leased Premises when same are ready for occupancy, or when LANDLORD shall be delayed in substantially completing such Leased Premises as a result of:

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
      (a) TENANT'S failure to promptly approve working drawings and plans as required, or;

      (b)   TENANT'S failure to approve cost estimates within one (1) week, or;

      (c) TENANT'S failure to promptly select materials, finishes, or installation, or;

      (d) TENANT'S changes in plans (notwithstanding LANDLORD'S approval of any such changes), or;

      (e) Any other act of omission by TENANT or its agents, or failure to promptly make other decisions necessary to the preparation of the Leased Premises for occupancy.

      The commencement of the Term and the payment of rent shall not be affected, delayed or deferred on account of any of the foregoing. For the purposes of this paragraph, the Leased Premises shall be deemed substantially completed and ready for occupancy by TENANT when LANDLORD'S Supervising Architect or Construction Manager certifies in writing that the work required of LANDLORD, if any, has been substantially completed in accordance with said approved plans and specifications.

      Taking possession of the Leased Premises by TENANT shall be conclusive evidence against TENANT that the Leased Premises were in good and satisfactory condition when possession was taken. This Lease does not grant any right to light or air over or about the Leased Premises or Building.

      If TENANT, with LANDLORD'S consent, shall occupy the Leased Premises prior to the beginning of the Lease Term as specified above, all provisions of this Lease shall be in full force and effect commencing upon such occupancy, and rent for such period shall be paid by TENANT at the same rate herein specified.

BASE RENT:

3. TENANT agrees to pay LANDLORD a total "Base Rental" of FIFTY-THREE THOUSAND THREE HUNDRED THIRTY-FIVE AND 35/100 DOLLARS ($53,335.35) being an annual Base Rental of SEVENTEEN THOUSAND EIGHTY-FIVE AND NO/100 DOLLARS ($17,085.00) in equal monthly installments of ONE THOUSAND FOUR HUNDRED TWENTY-THREE AND 75/100 DOLLARS ($1,423.75) which is computed at a Base Rental OF SEVENTEEN AND NO/100 DOLLARS ($17.00) per rentable square foot per annum for each and every calendar month of the Term of this Lease, subject to increases as outlined in the attached "Basic Lease Information", in money of the United States of America, at the Management Office of the Building located at 1800 Southeast Tenth Avenue, Suite 210, Fort Lauderdale, Florida 33316.

      LANDLORD, upon execution of this Lease by LANDLORD and TENANT, hereby acknowledges receipt of payment by TENANT of the sum of ONE THOUSAND FIVE HUNDRED NINE AND 18/100 DOLLARS ($1,509.18) representing payment of Base Rent for the first full calendar month of this Lease, including sales tax. The balance of the total Base Rent is payable in equal monthly installments as specified above, on the first day of each month hereafter ensuing the first payment of which shall be due and payable on the FIRST of FEBRUARY, 2005. If the Term of this Lease commences on any day of a month other than the first day, TENANT shall pay LANDLORD Base Rent as provided for herein for such commencement month on a pro rata basis (such proration to be based on the actual number of days in the commencement month) and the first month's Base Rent paid by TENANT, if any, upon execution of this Lease shall apply and be credited to the next full month's Base Rent due hereunder. Base Rent for any partial month of occupancy at the end of the Term of this Lease will be prorated, such proration to be based on the actual number of days in the partial month.

      In addition to Base Rental, TENANT shall and hereby agrees to pay to LANDLORD each month a sum equal to any sales tax, tax on rentals, and any other charges, taxes and/or impositions now in existence or hereafter imposed based upon the privilege of renting the space leased hereunder or upon the amount of rentals collected therefore. Nothing herein shall, however, be taken to require TENANT to pay part of any federal and/or state taxes on income imposed upon LANDLORD.

      If TENANT'S Base Rent or any other "Additional Rents" (as such term is hereinafter defined) shall be unpaid for more than TEN (10) BUSINESS DAYS past its due date, then

      TENANT shall pay an administrative charge of ten percent (10%) of the amount past due to LANDLORD. Any amounts remaining due and unpaid will accrue interest at the maximum legally prevailing rate from the date that the payment becomes due through the date paid. In the event that TENANT'S check shall be dishonored by the bank for non-sufficient funds, uncollected funds, or stop payment by TENANT, TENANT shall pay to LANDLORD, an additional FIFTY DOLLARS AND NO CENTS ($50.00) or five percent (5%) of the amount of the check, whichever is greater as allowable by law.

ADDITIONAL RENTS:

4A. In addition to the Base Rent as provided above, the TENANT shall pay as Additional Rents annual operating expenses (hereinafter called the "Operating Expenses") in the amount of FIVE THOUSAND TWO HUNDRED SEVENTY-SIX AND 25/100 DOLLARS ($5,276.25) payable in monthly installments in equal monthly installments of FOUR HUNDRED THIRTY-NINE AND 69/100 DOLLARS ($439.69) which is computed at Base Year (which the parties hereto agree shall be calendar year 2004) rate of FIVE AND NO/100 DOLLARS ($5.25) per rentable square foot per annum for each and every calendar month of the Term of this Lease, in money of the United States of America, at the Management Office of the Building located at 1800 Southeast Tenth Avenue, Suite 210, Fort Lauderdale, Florida 33316.

      LANDLORD, upon execution of this Lease by LANDLORD and TENANT, hereby acknowledges receipt of payment by TENANT of the sum of FOUR HUNDRED SIXTY-SIX AND 07/100 DOLLARS ($466.07) representing payment of Operating Expenses for the first full calendar month of this Lease, including sales tax. The balance of the total Operating Expenses is payable in equal monthly installments as specified above, on the first day of each month hereafter ensuing the first payment of which shall be due and payable on the FIRST of FEBRUARY, 2005. If the Term of this Lease commences on any day of a month other than the first day, TENANT shall pay LANDLORD Operating Expenses as provided for herein for such commencement month on a pro rata basis (such proration to be based on the actual number of days in the commencement month) and the first month's Operating Expenses paid by TENANT, if any, upon execution of this Lease shall apply and be credited to the next full month's Operating Expenses due hereunder. Operating Expenses for any partial month of occupancy at the end of the Term of this Lease will be prorated, such proration to be based on the actual number of days in the partial month.

      In the event the cost to the LANDLORD for the Operating Expenses of the Property, as hereinafter defined, during any calendar year of the Lease Term subsequent to the Base Year shall exceed the cost to the LANDLORD for the Operating Expenses of the Property during the Base Year, then TENANT shall pay to LANDLORD as Additional Rents TENANT'S "Proportionate Share" (as such term is hereinafter defined) of the increase in such costs for each calendar year, if any. LANDLORD shall notify TENANT within one hundred twenty (120) days after the end of the Base Year and each calendar year thereafter during the Term hereof, of the amount that is TENANT'S Proportionate Share. The Proportionate Share shall be due and payable upon receipt of the notice from LANDLORD of same. The Proportionate Share to be paid by the TENANT shall be the percentage that the Net Rentable Area then leased by the TENANT in the Building bears to the Total Net Rentable Area contained in the Building, which is 59,097 rentable square feet. The amount of such Additional Rents, if any, shall be determined in accordance with the following formula: Net Rentable Area of the Leased Premises divided by Total Net Rentable Area of the Building (the "Proportionate Share") multiplied by any increase in Operating Expenses over the Operating Expenses of the Base Year equals Additional Rents due from TENANT except that such Additional Rents shall be prorated for any partial calendar year following the commencement of the Lease Term.

      The term "Operating Expenses" as used herein shall mean the cost of all expenses, cost and disbursements of every kind and nature which LANDLORD shall pay or become obligated to pay because of or in connection with the ownership, maintenance and/or operation of the Property computed on the accrual basis, but shall not include the replacement of capital investment items and new capital improvements. By way of explanation and clarification, but not by way of limitation, these Operating Expenses will include the following:

      a) Wages and salaries of all employees engaged in operation and maintenance of the

            Property, employer's social security and Medicare taxes, unemployment taxes or insurance, and any other taxes which may be levied upon such wages and salaries and benefits, the cost of disability and hospitalization insurance, the cost of worker's compensation insurance and rental insurance customarily supplied by LANDLORD, and any other insurance supplied by LANDLORD, pension or retirement benefits, or any other fringe benefits for such employees.

      b) All supplies and materials used in the operation and maintenance of the Property.

      c) Cost of all utilities including water, sewer, electricity, gas, fuel oil and such other energy sources, used by the Property and not charged directly to another tenant.

      d) Cost of customary property management fees and costs, common area janitorial services, trash, garbage and bulk trash removal, servicing, maintenance and/or monitoring of all systems and equipment, including, but not limited to, plumbing, heating, air conditioning, ventilating, lighting, electrical, security and fire alarms, fire pumps, fire extinguishers, exit lights, painting, window cleaning, landscaping and gardening, pest control, maintenance and repair of the roof, maintenance and scaling of the parking areas, fire protection, signage costs and service contracts, and legal and accounting fees and costs.

      e) Cost of casualty and liability insurance applicable to the Property and LANDLORD'S personal property used in connection therewith.

      f) All taxes, assessments and impositions, and governmental charges, including real estate taxes, whether federal, state, county or municipal, and whether they be taxing districts or authorities presently taxing the Property, Building and/or Leased Premises or by others, subsequently created or otherwise, and any other taxes, assessments and impositions attributable to the Property or its operation and maintenance excluding however, federal and state taxes on income.

      g) Cost of Capital Improvement items installed for the purpose of reducing costs.

      h)    Cost of Sheridan Professional Centre Condominium Association Fees.

      LANDLORD agrees to maintain accounting books and records reflecting Operating Expenses of the Property in accordance with generally accepted accounting principles.

      In the event the Operating Expenses in any year after the Base Year are reduced because of a major capital improvement or by the use of automation, then the Operating Expenses for the Base Year shall be reduced for the purpose of determining Additional Rents as though such improvement or automation was in effect during the Base Year.

      LANDLORD shall notify TENANT within one hundred twenty (120) days after the end of the Base Year and each calendar year thereafter during the Term hereof, of the amount which LANDLORD estimates (as evidenced by budgets prepared by or on behalf of LANDLORD) will be the amount of TENANT'S Proportionate Share of increases in Operating Expenses for the then current calendar year and TENANT shall pay such sum in advance to LANDLORD in equal monthly installments during the balance of said calendar year, on the first day of each remaining month in said calendar year commencing on the first day of the first month following TENANT'S receipt of such notification. Within one hundred twenty (120) days following the end of each calendar year after the Base Year, LANDLORD shall submit to TENANT a statement showing the actual amount which should have been paid by TENANT with respect to increases in Operating Expenses for the past calendar year, the amount thereof actually paid during that year by TENANT with respect to increases in Operating Expenses for the past calendar year, the amount thereof actually paid during that year by TENANT and the amount of the resulting balance due thereon, or overpayment thereof, as the case may be. Said statement shall become final and conclusive between the parties, their successors and assigns as to the matters set forth therein unless LANDLORD receives written objections with respect thereto within said thirty (30) day period. Any balance shown to be due pursuant to said statement shall be paid by TENANT to LANDLORD within thirty (30) days following TENANT'S receipt thereof and any overpayment shall be credited against TENANT'S obligation to pay expected additional rent in connection with anticipated increases in Operating Expenses or, if by reason of any termination of the Lease no such future obligation exists, refunded to TENANT. Anything herein to the contrary notwithstanding, TENANT shall not delay or withhold payment of any balance shown to be due pursuant to a statement rendered by LANDLORD to TENANT, pursuant to the terms hereof, because of any objection which TENANT may raise with respect thereof and LANDLORD shall credit any overpayment found to be owing to TENANT against TENANT'S Proportionate Share of increases in Operating Expenses for the then current calendar year (and future calendar years, if necessary) upon the resolution of said objection or, if at the time of the resolution of said objection the Lease Term has expired, refund to TENANT any overpayment to be owing to TENANT.

      Additional Rents, due by reason of the provisions of this subparagraph 4A for the final months of this Lease, is due and payable even though it may not be calculated until a date subsequent to the termination date of this Lease; the Operating Expenses for the calendar year during which the Lease terminates shall be prorated according to that portion of said calendar year that this Lease was actually in effect. TENANT expressly agrees that LANDLORD, at LANDLORD'S sole discretion, may apply the Security Deposit specified in Paragraph 7 hereof, if any, in full or partial satisfaction of any Additional Rents due for the final months of this Lease by reason of the provisions of this subparagraph 4A. If said Security Deposit is greater than the amount of any such Additional Rents and there are no other sums or amounts owed LANDLORD by TENANT by reason of any other terms, provisions, covenants or conditions of this Lease, then LANDLORD shall refund the balance of said Security Deposit to TENANT as provided in Paragraph 7 hereof. Nothing herein contained shall be construed to relieve TENANT, or imply that TENANT is relieved, of the liability for or the obligation to pay any Additional Rents due for the final months of this Lease by reason of the provisions of this Paragraph 4A if said Security Deposit is less than such Additional Rents. If in any calendar year following the Base Year, the increase in Operating Expenses is negative, no Additional Rents is to be charged, but Additional Rents shall nevertheless be collected at the previous year's rate and adjusted thereafter.

4B. In the event that "Impositions" (as such term is hereinafter defined) against the Property is increased during any calendar year of the Lease Term subsequent to the Base Year over the amount of said Impositions during the Base Year, then TENANT shall pay to LANDLORD, as Additional Rents, TENANT'S proportionate share of the increases over the Base Year in such Impositions for each subsequent calendar year, if any.

      The term "Impositions" as used herein shall mean all impositions, taxes, assessments (special or otherwise), water and sewer assessments and other governmental liens or charges of any and every kind, nature and sort whatsoever, ordinary and extraordinary, foreseen and unforeseen and substitutes therefor, including all taxes whatsoever (except only those taxes of the following categories: any inheritance, estate, succession, transfer or gift taxes imposed upon LANDLORD or any income taxes specifically payable by LANDLORD as a separate tax paying entity without regard to LANDLORD'S income source as arising from or out of the Property) attributable in any manner to the Property or the "Rents" (as such term is hereinafter define) receivable therefrom, or any part thereof, or any use thereon, or any facility located therein or used in conjunction therewith or any charge or other payment required to be paid to any governmental authority, whether or not any of the foregoing shall be designated "real estate tax," "sales tax," "rental tax," "excise tax," "business tax," or designated in any other manner.

      LANDLORD shall notify TENANT, within one hundred twenty (120) days after the end of the Base Year and each calendar year thereafter, of the amount which (as evidenced by budgets prepared by or on behalf of LANDLORD) will be the amount of TENANT'S Proportionate Share of increases in Impositions for the then current calendar year and TENANT shall pay such sum to LANDLORD in equal monthly installments during the balance of said calendar year, in advance on the first day of each month commencing on the first day of the first month following TENANT'S receipt of such notification. Within one hundred twenty (120) days following the date on which LANDLORD receives a tax bill or statement showing what the actual Impositions are with respect to each calendar year, LANDLORD shall submit to TENANT a statement, together with a copy of said bill or statement, showing the actual amount to be paid by TENANT in the year in question with respect to increases in Impositions for such year, the amount thereof theretofore paid by TENANT and the amount of the resulting balance due thereon, or overpayment thereof, as the case may be. Any balance shown to be due pursuant to said statement shall be spread over the remaining months of the year and be paid by TENANT to LANDLORD or after the close of the calendar year within ten (10) days following TENANT'S receipt thereof and any overpayment shall be credited against TENANT'S obligation to pay such Additional Rents in connection with increased Impositions in later years, or, if no such future obligation exists, be refunded to TENANT.

      Additional Rents, due by reason of the provisions of this subparagraph 4B for the final months of this Lease, shall be payable even though the amount thereof is not determinable until subsequent to the termination of the Lease; the Impositions for the calendar year during which the Lease terminates shall be prorated according to that portion of said calendar year that this Lease was actually in effect. TENANT expressly agrees that LANDLORD, at LANDLORD'S sole discretion, may apply the Security Deposit specified in Paragraph 7 hereof, if any, in full or partial satisfaction of any Additional Rents due for the final months of this Lease by reason of the provisions of this subparagraph 4B. If said Security Deposit is greater than the amount of such Additional Rents and there are no other sums or amounts owed LANDLORD by TENANT by reason of any other terms, provisions, covenants or conditions of this Lease, then LANDLORD shall refund the balance of said Security Deposit to TENANT as provided in Paragraph 7 hereof. Nothing herein contained shall be construed to relieve TENANT, or imply that TENANT is relieved, of the liability for or the obligation to pay any Additional Rents due for the final months of this Lease by reason of the provisions of this subparagraph 4B if said Security Deposit is less than such Additional Rents, nor shall LANDLORD be required to first apply said Security Deposit to such Additional Rents if there are any other sums of amounts owed LANDLORD by TENANT by reason of any of the terms, provisions, covenants or conditions of this Lease. If in any calendar year following the Base Year the increase in Impositions is negative, no Additional Rents is to be charged, but Additional Rents shall be collected at the previous year's rate and adjusted thereafter.

4C. It is the intention of the parties hereto to provide that the TENANT shall pay in advance of their due rent TENANT'S Proportionate Share of increases in Operating Expenses and Impositions, collectively called the "Additional Rents", and to share in reduction only by category to the end that an increase in Operating Expenses and Impositions shall not be offset by a decrease in taxes and impositions and vice versa. In no event shall the Base Rent be reduced by reason of decreases in Operating Expenses and/or Impositions. Failure of LANDLORD to provide the statements called for hereunder within the time frame prescribed shall not relieve TENANT from its obligations hereunder.

INCREASE IN BASE RENT:

5.    See "Basic Lease Information" for Base Rent increases.

TIME OF PAYMENT:

6. TENANT agrees that TENANT will promptly pay said "Rents" (Base Rent as the same may be adjusted from time to time pursuant to Paragraphs 3 and 5 and Additional Rents) without written notice from LANDLORD, at the times and place stated above; that TENANT will pay charges for work performed on order of TENANT, and any other charges that accrue under this Lease; that, if any part of the Rents or above mentioned charges shall remain due and unpaid for seven (7) calendar days next after the same shall become due and payable, LANDLORD shall have the option (in addition to all other rights and remedies available to it by law and in equity) of declaring the balance of the entire Rents for the entire Term of this Lease to be immediately due and payable, and LANDLORD may then proceed to collect all of the unpaid Rents called for by this Lease by distress or otherwise.

SECURITY DEPOSIT:

7. TENANT concurrently with the execution of this Lease, has deposited with LANDLORD the sum of THREE THOUSAND EIGHT HUNDRED FORTY-TWO AND 46/100 DOLLARS ($3,842.46) representing two months' average Rents, the receipt of which is hereby acknowledged by LANDLORD, which sum shall be retained by LANDLORD as security for the payment by TENANT of the Rents and all other payments herein agreed to be paid by TENANT, and for the faithful performance by TENANT of the terms, provisions, covenants and conditions of this Lease. It is agreed that LANDLORD, at LANDLORD'S option, may at the time of any default by TENANT under any of the terms, provisions, covenants or conditions of this Lease, apply said sum or any part thereof toward the payment of the Rents and all other sums which are due and payable by TENANT under this Lease, but such covenants and TENANT'S liability under this Lease shall thereby be discharged only provided that TENANT shall remain liable for any amounts that such sum shall be insufficient to pay; that LANDLORD may exhaust any and all rights and remedies against TENANT before resorting to said sum, but nothing herein contained shall require or be deemed to require LANDLORD to do so; that in the event this deposit shall be returned by LANDLORD to TENANT within thirty (30) days next after the expiration of the Term of this Lease or the determination and payment of the amount due under Paragraph 4 of this Lease, if any, whichever later occurs. LANDLORD shall not be required to pay TENANT any interest on said Security Deposit. LANDLORD may co-mingle said Security Deposit with other tenant's deposits, at the sole option of the LANDLORD. In the event that the LANDLORD exercises its option to utilize the TENANT'S Security Deposit for amounts due and payable to LANDLORD, TENANT agrees to replenish said Security Deposit to the original amount required or any amount required that is deemed adequate by LANDLORD. Upon sale of the Property by LANDLORD, TENANT agrees to hold LANDLORD harmless for any amounts due to TENANT and agrees to look to the new owner for said Security Deposit.

USE:

8. The TENANT will use and occupy the Leased Premises for the following use or purpose and for no other use or purpose: OFFICES FOR INSURANCE BUSINESS. TENANT shall supply LANDLORD with a current copy of all required occupational and/or other license(s) prior to occupancy or within seven
      (7) calendar days thereof. TENANT shall also furnish a copy of each yearly renewal license(s) to the LANDLORD within seven (7) calendar days of receipt of such license(s). Failure to submit copies to LANDLORD and/or failure to obtain such occupational and/or other license(s) shall be considered a breach of this Lease and TENANT shall hereby be in default of this Lease.

QUIET ENJOYMENT:

9. Upon payment by TENANT of the Rents herein provided, and upon the observance and performance of all terms, provisions, covenants and conditions on TENANT'S part to be observed and performed, TENANT shall, subject to all of the terms, provisions, covenants and conditions of this Lease Agreement, peaceably and quietly hold and enjoy the Leased Premises for the Term hereby demised.

INSURANCE PREMIUMS:

10. In the event the LANDLORD'S insurance premiums exceed the standard premium rates because the nature of TENANT'S operation results in extra hazardous exposure, then TENANT shall, upon receipt of appropriate invoices from LANDLORD, reimburse LANDLORD for such increase in premiums. It is understood and agreed between the parties hereto that any such increase in premiums shall be considered as Rents due and shall be included in any lien for Rents.

RULES AND REGULATIONS:

11. TENANT agrees to comply with all rules and regulations LANDLORD may adopt from time to time for operation of the Property and parking areas and protection and welfare of Property and parking areas, its tenants, visitors and occupants. The present rules and regulations, which TENANT hereby agrees to comply with, entitled "Rules and Regulations" are attached hereto and are by this reference incorporated herein. Any future rules and regulations shall become a part of this Lease, and TENANT hereby agrees to comply with the same upon delivery of a copy thereof to TENANT, provided the same do not materially deprive TENANT of its rights established under this Lease. Notwithstanding anything contained in this Lease to the contrary, Tenant covenants and agrees to fully comply with:
      (i) all of the terms, covenants, conditions and restrictions of the Declaration of Condominium (the "Declaration") for Sheridan Professional Centre Condominium, recorded in Official Records Book _____, at Page______ of the Public Records of Broward County, Florida, all of which are hereby incorporated herein by this reference, and (ii) all of the Rules and Regulations (as defined in the Declaration) of the Sheridan Professional Centre Condominium Association, as same may be in effect from time-to-time.

GOVERNMENTAL REQUIREMENTS:

12. TENANT shall faithfully observe, in the use of the Leased Premises, all municipal and county ordinances and codes and state and federal statutes now in force or which may hereafter be in force.

SERVICES:

13.   LANDLORD will furnish the following services to TENANT:

      (A) Maintenance services for common areas only. TENANT is responsible for services, maintenance and repair in their respective Leased Premises. LANDLORD is not responsible for TENANT'S janitorial services or any other services that TENANT may from time to time require of TENANT'S space. Notwithstanding the foregoing, LANDLORD shall be responsible for normal maintenance service to TENANT'S air conditioning system.

      (B) Electrical current for common area lighting, incidentals, and water at those points of supply provided for general use of the Building's tenants at all times and on all days throughout the year, subject to any restrictions imposed by any governmental entity.

      Such services shall be provided as long as the TENANT is not in default of any of the terms, provisions, covenants and conditions of this Lease, subject to interruption caused by repairs, renewals, improvements, changes to service, alterations, strikes, lockouts, labor controversies, inability to obtain power, accidents, breakdowns, catastrophes, national or local emergencies, acts of God and conditions and causes beyond the control of LANDLORD, and upon such happening(s), no claim for damages or abatement of Rents for failure(s) to furnish any such services shall be made by the TENANT or allowed by the LANDLORD.

TENANT WORK:

14. It is understood and agreed between the parties hereto that any charges against TENANT by LANDLORD for services or for work done in or on the Leased Premises by order of or for the benefit of the TENANT, or otherwise accruing under this Lease, shall be considered as Rents due and shall be included in any lien for Rents.

REPAIR OF LEASED PREMISES:

15. TENANT will, at TENANT'S own expense, keep the Leased Premises in good repair and tenantable condition during the Lease Term and will replace at its own expense any and all broken glass in and about said Leased Premises.

      TENANT will make no alterations, additions or improvements in or to the Leased Premises without the written consent of LANDLORD, which shall not be unreasonably withheld, but may be predicated upon, but not limited to, TENANT'S use of contractors who are acceptable to LANDLORD; and all additions, fixtures, carpet or improvements, except only office furniture and fixtures which shall be readily removable without injury to the Leased Premises, shall be and remain a part of the Leased Premises at the expiration of this Lease unless otherwise required by LANDLORD.

      It is further agreed that this Lease is made by the LANDLORD and accepted by the TENANT with the distinct understanding and agreement that the LANDLORD shall have the right and privilege to make and build additions to the Building of which the Leased Premises are a part, and make such alterations and repairs to said Building and/or Property as it may deem wise and advisable without any liability to the TENANT therefore.

INDEMNIFICATION:

16. TENANT further agrees that TENANT, will pay all liens of contractors, subcontractors, mechanics, laborers, materialmen, and other items of like character, and will indemnify LANDLORD against all expenses, costs and charges, including bond premiums for release of liens and attorney's fees and costs reasonably incurred in and about the defense of any suit in discharging the said Leased Premises or any part thereof from any liens, judgments, or encumbrances caused or suffered by TENANT. In the event any such lien shall be made or filed, TENANT shall bond against or discharge the same within ten (10) days after the same has been made or filed. It is understood and agreed between the parties hereto that the expenses, costs and charges above referred to shall be considered as Rents due and shall be included in any lien for Rents.

PARKING:

17. Pursuant to all the terms, provisions, covenants and conditions contained herein, for the Term of this Lease, TENANT hereby leases from LANDLORD FIVE (5) unassigned parking spaces in the Property's parking areas. Location of said parking spaces shall be at the sole discretion of LANDLORD. There is no additional charge for parking. The LANDLORD, at its sole option, may assign parking spaces to TENANT, which LANDLORD reserves the right to change the assigned location. TENANT acknowledges that it will not park commercial trucks (excluding vans, pickup trucks and/or sport utility vehicles) or allow commercial trucks to be parked on the Property at any time without the express written consent of LANDLORD.

ESTOPPEL STATEMENT:

18. TENANT agrees that from time to time, upon not less than ten (10) days prior request by LANDLORD, TENANT will deliver to LANDLORD a statement in writing certifying (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the Lease as modified is in full force and effect and stating the modifications); (b) the dates to which the Rents and other charges have been paid; and (c) that LANDLORD is not in default under any provisions of this Lease, or if in default, the nature thereof in detail.

SUBORDINATION:

19. If the Property, Building and/or Leased Premises are at any time subject to a mortgage and/or deed of trust, and TENANT has received written notice from mortgagee of same, then in any instance in which TENANT gives notice to LANDLORD alleging default by LANDLORD hereunder, TENANT will also simultaneously give a copy of such notice to the LANDLORD'S mortgagee and the LANDLORD'S mortgagee shall have the right (but not the obligation) to cure or remedy such default during the period that is permitted to LANDLORD hereunder, plus an additional period of thirty (30) days, and TENANT will accept such curative or remedial action (if any) taken by LANDLORD'S mortgagee with the same effect as if such action had been taken by LANDLORD.

      This Lease shall, at LANDLORD'S option, which option may be exercised at any time during the Lease Term, be subject and subordinate to any mortgage and/or land lease now or hereafter encumbering the Property or Building. This provision shall be self-operative without the execution of any further instruments. Notwithstanding the foregoing, however, TENANT hereby agrees to execute any instrument(s) which LANDLORD may deem desirable to evidence the subordination of this Lease to any and all such mortgages.

ATTORNMENT:

20. In the event the interests of LANDLORD under this Lease shall be transferred voluntarily or by reason of foreclosure or other proceedings for enforcement of any first mortgage of the Leased Premises, TENANT shall be bound to such transferee (herein sometimes called the "Purchaser") for the balance of the Term hereof remaining, and any extensions or renewals thereof which may be effective in accordance with the terms and provisions hereof, with the same force and effect as if the Purchaser were the LANDLORD under this Lease, and TENANT does hereby agree to attorn to the Purchaser, including the mortgagee under any such mortgage if it be the Purchaser, as its LANDLORD, said attornment to be effective and self-operative without the execution of any further instruments upon the Purchaser succeeding to the interest of the LANDLORD under this Lease. The respective rights and obligations of TENANT and the Purchaser upon such attornment, to the extent of the then remaining balance of the Term of this Lease and any such extensions and renewals, shall be and are the same as those set forth herein. In the event of such transfer of LANDLORD'S interests, LANDLORD shall be released and relieved from all liability and responsibility thereafter accruing to TENANT under this Lease or otherwise and LANDLORD'S successor by acceptance of Rents from TENANT hereunder shall become liable and responsible to TENANT in respect to all obligations of the LANDLORD under this Lease.

ASSIGNMENT:

21. Without the written consent of LANDLORD first obtained in each case, TENANT shall not assign, transfer, mortgage, pledge, or otherwise encumber or dispose of this Lease or underlet the Leased Premises or any part thereof or permit the Leased Premises to be occupied by other persons. In the event that TENANT shall assign, transfer, mortgage, pledge, or otherwise dispose of this Lease or underlet the Leased Premises or any part thereof or permit the Leased Premises to be occupied by other persons, without the express written consent of the LANDLORD, it will be deemed a breach of this Lease by TENANT and LANDLORD shall have all remedies available to it, including, but not limited to, accelerating payment of all Rents due and all future Rents due and payable under the Lease. If this Lease be assigned, or if the Leased Premises or any part thereof be underlet or occupied by anybody other than TENANT, the LANDLORD may, after default by the TENANT, collect or accept Rents from the assignee, under-tenant, or occupant and apply the net amount collected or accepted to the Rents herein reserved, but no such collection or acceptance shall be deemed a waiver of this covenant or the acceptance of the assignee, under-tenant, or occupant as TENANT, nor shall it be construed as or implied to be a release of the TENANT from the further observance and performance by the TENANT of the terms, provisions, covenants and conditions herein contained.

      In lieu of consenting or not consenting, LANDLORD may, at its option, (i) in the case of the proposed assignment or subletting of TENANT'S entire leasehold interest, terminate this Lease in its entirety, or (ii) in the case of the proposed assignment or subletting of a portion of the Leased Premises, terminate this Lease as to that portion of the Leased Premises which TENANT has proposed to assign or sublet, in the event LANDLORD elects to terminate this Lease pursuant to clause (ii) of this paragraph, TENANT'S obligations to Base Rent and Additional Rent shall be reduced in the same proportion that the Net Rentable Area of the portion of the Leased Premises taken by the proposed assignee or subtenant bears to the total Net Rentable Area of the Leased Premises.

SUCCESSORS AND ASSIGNS:

22. All terms, provisions, covenants and conditions to be observed and performed by TENANT shall be applicable to and binding upon TENANT'S respective heirs, administration, executors, successors and assigns, subject, however, to the restrictions as to assignment or subletting by TENANT as provided herein. All expressed covenants of this Lease shall be deemed to be covenants running with the land.

HOLD HARMLESS OF LANDLORD:

23. In consideration of said Leased Premises being leased to TENANT for the above the Rents, TENANT agrees: (1) that TENANT, at all times, will indemnify and keep LANDLORD harmless from all losses, damages, liabilities and expenses, which may arise or be claimed against LANDLORD and be in favor of any persons, firms or corporations, consequent upon or arising from the use of occupancy of said Leased Premises by TENANT, or consequent upon or arising from any acts, omissions, neglect or fault of TENANT, his agents, servants, employees, licensees, visitors, customers, patrons or invitees, or consequent upon or arising from TENANT'S failure to comply with any laws, statutes, ordinances, codes or regulations as herein provided; (2) that LANDLORD shall not be liable to TENANT for any damages, losses or injuries to the persons or property of TENANT which may be caused by the acts, neglect, omissions or faults of any persons, firms or corporations, except that such injury, loss or damage results from negligence of LANDLORD, his agents or employees; (3) and that TENANT will indemnify and keep harmless LANDLORD from all damages, liabilities, losses, injuries, or expenses which may arise or be claimed against LANDLORD and be in favor of any person, firms or corporations, for any injuries or damages to the person or property of any persons, firms or corporations, where said injuries or damages arose about or upon said Leased Premises, as a result of the negligence of TENANT, his agents, employees, servants, licensees, visitors, customers, patrons, and invitees. All personal property placed or moved into the Leased Premises of the Building shall be at the risk of TENANT or the owner thereof, and LANDLORD shall not be liable to TENANT for any damage to said personal property. TENANT shall maintain at all times during the Term of this Lease an insurance policy or policies in an amount or amounts sufficient in LANDLORD'S opinion, to indemnify LANDLORD or pay LANDLORD'S damages, if any, resulting from any matters set forth hereinbefore in this Paragraph 23.

      In the event LANDLORD shall be made a party to any litigation commenced against TENANT, then TENANT shall protect and hold LANDLORD harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by LANDLORD in connection with such litigation and any appeal thereof. In the event that TENANT shall obtain a judgment against LANDLORD, TENANT agrees to look solely to the LANDLORD'S interest in the Property associated with the leasing of said Building for the recovery of any judgment and that TENANT agrees to not hold LANDLORD, its representatives, agents, partners, directors, shareholders and other officers personally liable for any judgment against LANDLORD.

      TENANT shall indemnify, defend, and hold harmless LANDLORD and its officers, directors, and shareholders from all fines, suits, procedures, claims, and actions of every kind and all costs, associated with such claims (including attorney's fees, costs of suit and court costs and consultant's fees) arising out of or in any way connected with any deposit, spill, discharge or other release of hazardous substances that occurs during the Term at or from the Leased Premises, or which arises at any time, from TENANT'S use or occupancy of the Leased Premises, or from TENANT'S failure to provide all information, make all submissions, and take all actions required by all authorities under federal, state, or local laws and ordinances and regulations and all other environmental laws. TENANT'S obligations and liabilities under this section shall survive the expiration or termination of this Lease.

ATTORNEYS FEES:

24. If either party defaults in the performance of any of the terms, provisions, covenants and conditions of this Lease and by reason thereof the other party employs the services of an attorney to enforce performance of the covenants, or to perform any service based upon defaults, then in any of said events the prevailing party shall be entitled to reasonable attorneys' fees and all expenses and costs incurred by the prevailing party pertaining thereto (including costs and fees relating to any appeal) and in enforcement of any remedy.

DAMAGE OR DESTRUCTION:

25. In the event the Leased Premises shall be destroyed or so damaged or injured by fire or other casualty, during the Term of this Lease, whereby the same shall be rendered untenable, then LANDLORD shall have the right, but not the obligation, to render such Leased Premises tenantable by repairs within one hundred eighty (180) days from the date of damage, destruction, or injury, or from the date of receipt of insurance proceeds by the LANDLORD, whichever is later. '

      LANDLORD agrees that, within ninety (90) days following damage or destruction or the receipt of insurance proceeds, whichever is later, it shall notify TENANT with respect to whether or not LANDLORD intends to restore the Leased Premises. If said Leased Premises are not rendered tenantable within the aforesaid one hundred eighty (180) days, it shall be the option with either party hereto to cancel this Lease within ten (10) days from the expiration of the aforesaid one hundred eighty (180) days, and in the event of such cancellation the Rents shall be paid only to the date of such fire or casualty. The cancellation herein mentioned shall be evidenced in writing and sent via certified mail, return receipt requested. Notwithstanding the provisions of this paragraph, if it is determined within ninety (90) days from the date of destruction, damage, or injury, that the Building has sustained more than fifty percent (50%) damage, LANDLORD shall have the option of canceling this Lease within ten
      (10) days from the expiration of the aforesaid ninety (90) days. Said cancellation shall be sent to TENANT in writing and sent via certified mail, return receipt requested. Notwithstanding the foregoing, should damage, destruction or injury occur by reason of negligence by TENANT or TENANT'S agents, employees, invitees, servants, licensees, visitors, customers and/or patrons, LANDLORD shall have the right, but not the obligation, to render the Leased Premises tenantable within three hundred sixty (360) days from the date of damage, destruction, or injury, or receipt of insurance proceeds by LANDLORD, whichever is later, and no abatement of Rents shall occur.

      Notwithstanding the foregoing, should damage or destruction occur during the last twelve (12) months of the Lease Term, either LANDLORD or TENANT shall have the option to terminate this Lease, effective on the date of damage or destruction, provided notice to terminate is given within thirty
      (30) days of such damage or destruction. Notwithstanding the foregoing, should the damage or destruction occur by reason of negligence of the TENANT, its agents, invitees, servants, employees, visitors, licensees, customers and/or patrons, TENANT shall not have such option to terminate.

EMINENT DOMAIN:

26. If there shall be taken during the Term of this Lease any part of the Leased Premises, parking areas, Property or Building, other than a part not interfering with maintenance, operation or use of the Leased Premises, LANDLORD may elect to terminate this Lease or to continue same in effect. If LANDLORD elects to continue the Lease, the Rents shall be reduced in proportion to the area of the Leased Premises so taken and LANDLORD shall repair any damage to the Leased Premises, parking areas, Property or Building resulting from such taking. If any part of the Leased Premises is taken by condemnation or Eminent Domain which renders the Leased Premises unsuitable for its intended use, the TENANT may elect to terminate this Lease, or if any part of the Leased Premises is so taken which does not render the Leased Premises unsuitable for its intended use, this Lease shall continue in effect and the Rent shall be reduced in proportion to the area of the Leased Premises so taken and LANDLORD shall repair any damage to the Leased Premises resulting from such taking. If all of the Leased Premises is taken by condemnation or Eminent Domain, this Lease shall terminate on the date of the taking. All sums awarded (or agreed upon between LANDLORD and the condemning authority) for the taking of the interest of LANDLORD and/or TENANT, whether as damages or as compensation, and whether for partial or total condemnation, will be the property of LANDLORD. If this Lease should be terminated under any provisions of this paragraph, Rents shall be payable up to the date that possession is taken by the authority, and LANDLORD will refund to TENANT any prepaid unaccrued Rents less any sum or amount then owing by TENANT to LANDLORD.

ABANDONMENT:

27. If during the Term of this Lease, TENANT shall abandon, vacate or remove from the Leased Premises the major portion of the goods, wares, equipment or furnishings usually kept in or upon said Leased Premises, or shall cease doing business in said Leased Premises, or shall suffer the Rents to be in arrears, LANDLORD may, at its option, cancel this Lease in the manner stated in Paragraph 28 hereof, or LANDLORD may enter said Leased Premises as the agent of TENANT by force or otherwise, without being liable in any way therefore and relet the Leased Premises with or without any furniture that may be therein, as the agent of TENANT, at such price and upon such terms and for such duration of time as LANDLORD may determine, and receive the Rents therefore, applying the same to the payment of the Rents due by these presents, and if the full Rents herein provided shall not be realized by LANDLORD over and above the expenses to LANDLORD of such reletting. TENANT shall pay any deficiency.

DEFAULT:

28. It is agreed between the parties hereto that: if TENANT shall be adjudicated bankrupt or insolvent or take the benefit of any federal reorganization or composition proceeding or make a general assignment or take the benefit of any insolvency law; or if TENANT'S leasehold interest under this Lease shall be sold under any execution or process of law; or if a trustee in bankruptcy or a receiver be appointed or elected or had for TENANT (whether under federal or state laws); or if said Leased Premises shall be abandoned or deserted; or if TENANT shall fail to perform any of the terms, provisions, covenants or conditions of this Lease on TENANT'S part to be performed; or if this Lease or the Term thereof be transferred or pass to or dissolve upon any persons, firms, officers, or corporations other than TENANT by death of the TENANT, operation of law or otherwise; then and in any such events, at the option of LANDLORD, the total remaining unpaid Base Rent and Additional Rents for the Term of this Lease shall become due and payable or this Lease and the Term of this Lease shall expire and end five (5) days after LANDLORD has given TENANT written notice and time to cure during said five (5) days of such breach or default of the Lease. TENANT hereby agrees to immediately then pay said Base Rent and Additional Rents or quit and surrender said Leased Premises to LANDLORD; but this shall not impair or affect LANDLORD'S right to maintain summary proceedings for the recovery of the possession of the Leased Premises in all cases provided for by law. If the Term of the Lease shall be so terminated, LANDLORD may immediately, or at any time thereafter, re-enter or repossess the Leased Premises and remove all persons and property therefrom without being liable for trespass or damages.

LIEN FOR PAYMENT OF RENTS:

29. TENANT hereby pledges and assigns to LANDLORD as security for the payment of any and all Rents or other sums or amounts provided herein, all of the furniture, fixtures, goods and chattels of TENANT which shall or may be brought or put on or into said Leased Premises, and TENANT agrees that said lien may be enforced by distress, foreclosure or otherwise, at the election of the LANDLORD. TENANT hereby expressly waives and renounces for itself and family any and all homestead and exemption rights it may now have or hereafter acquire under or by virtue of the constitution and laws of the State of Florida or of any other state, or of the United States, as against the payment of said Rents or any other obligation or damage that may accrue under the terms of this Lease.

WAIVER OF DEFAULT:

30. Failure of LANDLORD to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default, but LANDLORD shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder, in law and/or in equity. No waiver by LANDLORD of a default by TENANT shall be implied, and no express waiver by LANDLORD shall affect any default other than the default specified in such waiver and then only for the time and extension therein stated.

      No waiver of any term, provision, condition or covenant of this Lease by LANDLORD shall be deemed to imply or constitute a further waiver by LANDLORD of any other terms, provisions, conditions or covenants of this Lease. In addition to any rights and remedies specifically granted LANDLORD herein, LANDLORD shall be entitled to all rights and remedies available at law and in equity in the event that TENANT shall fail to perform any of the terms, provisions, covenants or conditions of this Lease on TENANT'S part to be performed or fails to pay Base Rent, Additional Rents or any other sums due LANDLORD hereunder when due. All rights and remedies specifically granted to LANDLORD herein, by law and in equity shall be cumulative and not mutually exclusive.

RIGHT OF ENTRY:

31. LANDLORD, or any of its agents, shall have the right to enter the Leased Premises during all reasonable hours to examine the same or to make such repairs, additions or alterations as may be deemed necessary for safety, comfort, or preservation thereof or to said Building, or in the event of an emergency, at any hour, or to exhibit said Leased Premises at any time within one hundred eighty (180) days before the expiration of this Lease. Said right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions which do not conform to this Lease.

NOTICE:

32. Any notice given LANDLORD as provided for in this Lease shall be sent to LANDLORD by certified mail, return receipt requested, addressed to LANDLORD at LANDLORD'S

      Management Office, as given in Paragraph 3 hereof. Any notice to be given to TENANT under the terms of this Lease, unless otherwise stated herein, shall be in writing and shall be sent by certified mail, return receipt requested, to the office of TENANT in the Building. Either party, from time to time, by such notice, may specify another address to which subsequent notices shall be sent.

UTILITIES:

33. TENANT shall promptly pay all utilities and services that are separately metered or contracted for, by, or on behalf of TENANT, including but not limited to, charges for electricity, water, gas, telephones, alarm, pest eradication, garbage and waste, and toxic waste and chemical disposal. Failure of TENANT to promptly pay such utilities within five (5) days after the same shall become due will be deemed a material breach of this Lease. LANDLORD, at its sole discretion, may exercise any and all options and remedies available to it under the terms and conditions of this Lease or remedies available to it in law and/or equity.

LANDLORD CONTROLLED AREAS:

34. All automobile parking areas, driveways, entrances and exits thereto, Common Areas and other facilities furnished by LANDLORD, including all parking areas, truck way or ways, loading areas, pedestrian walkways and ramps, landscaped areas, corridors, outside lighting, drainage, dumpsters, and other areas and improvements provided by LANDLORD for the general use, in common, of tenants, their officers, agents, employees, servants, invitees, licensees, visitors, patrons and customers, shall be at all times subject to the exclusive control and management of LANDLORD, and LANDLORD shall have the right from time to time to establish, modify, and enforce rules and regulations with respect to all facilities and areas and improvements; to police same, from time to time to change the area, level and location and arrangement of parking areas and other facilities hereinabove referred to, to restrict parking by and enforce parking (by operation of meters or otherwise) by tenants, their officers, agents, invitees, employees, servants, licensees, visitors, patrons and customers; to close all or any portion of said areas or facilities to such extent as may in the opinion of LANDLORD'S counsel be legally sufficient to prevent a dedication thereof or accrual of any rights to any person or the public therein, to close temporarily all or any portion of the public areas, Common Areas and other facilities, to discourage non-tenant parking, to charge a fee for visitor and/or customer parking and to do and perform such other acts in and to said areas and improvements as, in the sole judgement of LANDLORD, the LANDLORD shall determine to be advisable with a view to the improvement of the convenience and use thereof by tenants, their officers, agents, employees, servants, invitees, visitors, patrons, licensees and customers. LANDLORD will operate and maintain the Common Areas and other facilities referred to in such reasonable manner as LANDLORD shall determine from time to time. Without limiting the scope of such discretion, LANDLORD shall have the full right and authority to designate a manager of the parking areas and/or Common Areas and other facilities who shall have full authority to make and enforce all rules and regulations pertaining to and necessary for the proper operation and maintenance of the parking areas and/or Common Areas and other facilities. Reference in this paragraph to parking areas and/or facilities shall in no way be construed as giving TENANT hereunder any rights and/or privileges in connection with such parking areas and/or facilities unless such rights and/or privileges are expressly set forth in Paragraph 17 hereof.

CONDITIONS OF LEASED PREMISES UPON TERMINATION OF LEASE AND HOLDING OVER:

35. TENANT agrees to surrender to LANDLORD, at the end of the Term of this Lease and/or upon any cancellation of this Lease, said Leased Premises in as good condition as said Leased Premises were at the beginning of the Term of this Lease, ordinary wear and tear, and damage by fire or other casualty not caused by TENANT'S negligence excepted. TENANT agrees that in the event TENANT does not surrender said Leased Premises to LANDLORD at the end of the Term of this Lease, then TENANT will pay to LANDLORD double the amount of the current Rents for each month or portion thereof that TENANT holds over plus all damages that LANDLORD may suffer on account of TENANT'S failure to so surrender to LANDLORD possession of said Leased Premises, and will indemnify and save LANDLORD harmless from and against all claims made by any succeeding TENANT of said Lease Premises against

      LANDLORD on account of delay of LANDLORD in delivering possession of said Leased Premises to said succeeding TENANT so far as such delay is occasioned by failure of TENANT to so surrender said Leased Premises in accordance herewith or otherwise.

      No receipt of money by LANDLORD from TENANT after termination of this Lease or the service of any notice of commencement of any suit or final judgment for possession shall reinstate, continue or extend the Term of this Lease or affect any such notice, demand, suit or judgment.

      No act or thing done by the LANDLORD or its agents during the Term hereby granted shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept a surrender of the Leased Premises shall be valid unless it be made in writing and subscribed by a duly authorized officer or agent of LANDLORD.

OCCUPANCY TAX:

36 TENANT shall be responsible for and shall pay before delinquency all municipal, county or state taxes assessed during the Term of this Lease against any occupancy interest or personal property of any kind, owned by or placed in, upon or about the Leased Premises by TENANT.

SIGNS:

37. LANDLORD shall have the right to install signs on the exterior of the Building and Leased Premises and/or change the Building's name or street address. TENANT shall absorb costs for office exterior door signage and building signage of TENANT'S own selection which shall be approved by the LANDLORD in advance and in compliance with Cooper City's and LANDLORD'S sign requirements.

RELOCATION OF TENANT:

38. LANDLORD expressly reserves the right at LANDLORD'S sole cost and expense to remove TENANT from the Leased Premises and relocate TENANT in some other space of LANDLORD'S choosing of approximately the same dimensions and size within the Property, which other space shall be decorated by LANDLORD at LANDLORD'S expense. LANDLORD shall have the right, in LANDLORD'S sole discretion, to use such decorations and materials from the existing Leased Premises, or other materials so that the space in which TENANT is relocated shall be comparable in its interior design and decorating to the Leased Premises from which TENANT is removed. Nothing herein contained shall be construed to relieve TENANT or imply that TENANT is relieved of the liability for or obligation to pay any Additional Rents due by reason of the provisions of Paragraph 4 of this Lease, the provisions of which paragraph shall be applied to the space in which TENANT is relocated on the same basis as said provisions were applied to the Leased Premises from which TENANT is removed. TENANT agrees that LANDLORD'S exercise of its election to remove and relocate TENANT shall not terminate this Lease or release TENANT, in whole or in part, from TENANTS obligation to pay the Rents and perform the covenants and agreements hereunder for the full Term of this Lease. Notwithstanding the above, LANDLORD shall provide TENANT with thirty (30) days prior written notice sent by certified mail.

CROSS DEFAULT:

39. If the term of any lease, other than this Lease, made by TENANT for any other space in the Property, shall be terminated or terminable after the making of this Lease because of any default by TENANT under such other lease, such default shall ipso facto constitute a default hereunder and empower LANDLORD'S sole option to terminate this Lease as herein provided in the event of default.

INVALIDITY OF PROVISION:

40 If any term, provision, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term, provision, covenant or conditions to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term, provision, covenant or condition of this Lease shall be valid and be enforceable to the fullest extent permitted by law. This Lease shall be construed in accordance with the laws of the State of Florida.

TIME OF ESSENCE:

41. It is understood and agreed between the parties hereto that time is of the essence of all the terms, provisions, covenants and conditions of this Lease.

MISCELLANEOUS:

42. The terms LANDLORD and TENANT as herein contained shall include singular and/or plural, masculine, feminine and/or neuter, heirs, successors, executors, administrators, personal representatives and/or assigns wherever the context so requires or admits. The terms, provisions, covenants and conditions of this Lease are expressed in the total language of this Lease and the paragraph headings are solely for the convenience of the reader and are not intended to be all-inclusive. Any formally executed addendum to or modification of this Lease shall be expressly deemed incorporated by reference herein unless a contrary intention is clearly stated therein.

EFFECTIVE DATE:

43. Submission of this instrument for examination does not constitute an offer, right of first refusal, reservation of or option for the Leased Premises or any other space or premises in, on or about the Property. This instrument becomes effective as a Lease upon execution and delivery by both LANDLORD and TENANT.

ENTIRE AGREEMENT:

44. This Lease contains the entire agreement between the parties hereto and all previous negotiations leading thereto, and it may be modified only by an agreement in writing signed by LANDLORD and TENANT. No surrender of the Leased Premises, or of the remainder of the terms of this Lease, shall be valid unless accepted by LANDLORD in writing. TENANT acknowledges and agrees that TENANT has not relied upon any statement, representation, prior written or contemporaneous oral promises, agreements or warranties except such as are expressed herein.

BROKERAGE:

45. TENANT represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction, other than HALLIDAY GROUP REALTY ADVISORS, INC., and NONE (if the foregoing blank has not been completed, the word "None" shall be deemed to have been typed therein) and TENANT agrees to indemnify and hold harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with TENANT with regard to this leasing transaction. The provisions of this paragraph shall survive the termination of this Lease.

FORCE MAJEURE:

46: LANDLORD shall not be required to perform any term, condition, or covenant in this Lease so long as such performance is delayed or prevented by force majeure, which shall mean acts of God, labor disputes (whether lawful or not) materials or labor shortages, restrictions by any governmental authority, civil riots, floods and any other cause not reasonable within the control of LANDLORD and which by the exercise of due diligence LANDLORD is unable, wholly or in part, to prevent or overcome. Lack of money shall not be deemed force majeure. Notwithstanding the provisions of this section, the TENANT is not relieved from the duty to pay Base Rent and Additional Rents due under the Lease.

TENANT INSURANCE REQUIRED:

47. The TENANT, at its sole expense shall be required to obtain and have in full force and effect, Leased Premises liability insurance in the amount of Two Million Dollars ($2,000,000.00) general aggregate, including plate glass insurance, for the Leased Premises from an insurance carrier providing insurance coverage to have Best's rating of AX or better. TENANT shall list the LANDLORD as an additional insured on said policy. TENANT shall furnish LANDLORD a Certificate of Insurance prior to occupancy and upon demand of the LANDLORD at any time during the Term of the Lease. TENANT, at its sole expense, shall also be required to carry business interruption insurance with respect to the Leased Premises. Upon demand from LANDLORD, TENANT shall be required to furnish proof of said insurance to LANDLORD. If TENANT fails to keep said insurance policy in effect during the Term of the Lease, it is deemed a default by TENANT and LANDLORD, at its sole option, may demand the remaining Rents due in full, cancel said Lease with TENANT responsible for any amounts remaining unpaid or payable in the future, or exercise any option available to it in law and/or equity. Notwithstanding the provisions of this paragraph, if TENANT fails to obtain, maintain, and pay for insurance as provided in this section, LANDLORD may, at its option, have these policies issued and pay the premiums on the same. The amount of these premiums shall become due from TENANT as Rents on the first of the month following the payments by the LANDLORD. These remedies shall be cumulative and not mutually exclusive.

ENVIRONMENTAL PROHIBITIONS:

48. TENANT shall not cause or permit to occur: (a) Any violations of any federal, state, or local law, ordinance, or regulation now or later enacted, related to environmental conditions on, under, or about the Leased Premises, or arising from TENANT'S use or occupancy of the Leased Premises, including, but not limited to, soil and ground water conditions; or (b) The use, generation, release, manufacture, refining, production, processing, storage, or disposal of any hazardous substance.

ENVIRONMENTAL COMPLIANCE:

49.   (a)   TENANT shall, at TENANT'S expense, comply with all laws, regulations and ordinances regulating the use, generation, storage, transportation, or disposal of hazardous substances relating to the Leased Premises.

      (b) TENANT shall, at TENANT'S expense, make all submissions to, provide all information required by, and comply with all requirements of all governmental authorities under all federal, state and/or local laws or ordinances or regulations now or later enacted, relating to hazardous materials.

      (c) If any authority or any third party demands that a clean-up plan be prepared and that a clean-up be undertaken because of any deposit, spill, discharge, or other release of hazardous substances that occurs during the Term of the Lease, at or from the Leased Premises, or which arises at any time from TENANT'S use or occupancy of the Leased Premises, then TENANT shall, at TENANT'S expense, prepare and submit the required plans and all related bonds and other financial assurances; and TENANT shall carry out all work required by such clean-up plans.

      (d) TENANT shall promptly provide all information regarding the use, generation, storage, transportation or disposal of hazardous substances that is requested by LANDLORD. If TENANT fails to fulfill any duty imposed under this section within reasonable time, LANDLORD may do so and in such case, TENANT shall cooperate with LANDLORD in order to prepare all documents deemed necessary or appropriate to determine the applicability of the laws to the Leased Premises and TENANT'S use of them, and for compliance with the laws and ordinances, and TENANT shall execute all documents promptly upon LANDLORD'S request. No such action by LANDLORD and no attempt made by LANDLORD to mitigate damages under any law shall constitute a waiver of any of TENANT'S obligations under this section.

      (e) TENANT'S obligations under this section shall survive the expiration or termination of this Lease.

RADON DISCLOSURE:

50. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information about radon and radon testing may be obtained from your county public health unit.

RECORDAT1ON OF LEASE:

51. TENANT shall not record this Lease or any part hereof. Upon recordation, same shall be, at the sole option of the LANDLORD, a default and material breach of the Lease and LANDLORD may exercise any options and remedies available to it as provided in the Lease and/or it may seek remedies available to it in law and/or equity.

REPRESENTATION:

52. The parties represent that each has freely and voluntarily entered into this Lease and agree to be fully bound hereby.

TRIAL BY JURY:

53. IT IS MUTUALLY AGREED BY AND BETWEEN LANDLORD AND TENANT THAT THE RESPECTIVE PARTIES HERETO SHALL AND THEY HEREBY DO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTERS ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, AND TENANT'S USE OR OCCUPANCY OF THE LEASED PREMISES. TENANT FURTHER AGREES THAT IT SHALL NOT INTERPOSE ANY COUNTERCLAIM OR COUNTERCLAIMS IN A SUMMARY PROCEEDING OR IN ANY ACTION BASED UPON NON-PAYMENT OF RENT OR ANY OTHER PAYMENT REQUIRED OF TENANT HEREUNDER.

IN WITNESS WHEREOF, the parties hereto, have signed, sealed and delivered this Lease in quadruplicate at Broward County, Florida, on the date and year first written above.

                                  LANDLORD: SHERIDAN PROFESSIONAL CENTRE,
                                            L.L.L.P., A FLORIDA LIMITED
                                            LTD., LIABILITY LIMITED PARTNERSHIP

WITNESSES:                        BY:       SHERIDAN PROFESSIONAL CENTRE,
                                            INC., ITS GENERAL PARTNER

/s/ Tim Davey                               /s/ John C Halliday
------------------------------              ------------------------------------
Tim Davey                                   John C Halliday III
                                  TITLE:    Vice President
/s/ Earlene Thurston
------------------------------    TENANT:   NORTH POINTE FINANCIAL SERVICES,
Earlene Thurston                            INC., A MICHIGAN CORPORATION

WITNESSES:
                                  BY:       /s/ B. Matthew Petcoff
/s/ Rochelle Kaplan                        ------------------------------------
------------------------------    TITLE:    Executive Vice President & COO
Rochelle Kaplan

/s/ Rose Detzler
------------------------------
Rose Detzler

                          SHERIDAN PROFESSIONAL CENTRE
                             RULES AND REGULATIONS

The following Rules and Regulations, hereby accepted by TENANT, are prescribed by LANDLORD to enable LANDLORD to provide, maintain, and operate, to the best of LANDLORD'S ability, orderly, clean and desirable Leased Premises, Building and Property for the tenants therein at as economical a cost as reasonably possible, and to regulate conduct in and use of said Leased Premises, Building and Property in such manner as to minimize interference by others in the proper use of same by TENANT.

1. TENANT, its officers, agents, servants and/or employees shall not block or obstruct any of the entries, passages, doors, hallways or other common areas of Property or parking areas, or place, empty or throw any rubbish, litter, trash or material of any nature into such areas, or permit such areas to be used at any time except for ingress or egress of TENANT, its officers, agents, servants, employees, patrons, licensees, customers, visitors and/or invitees.

2. The movement of furniture, equipment, machines, merchandise or materials within, into or out of the Leased Premises, Property, or parking areas shall be restricted to time, method and routing of movement as determined by LANDLORD upon request from TENANT and TENANT shall assume all liability and risk to property, Leased Premises, and Property in such movement. TENANT shall not move furniture, equipment, machines, merchandise or materials within, into or out of Leased Premises, Property, or parking areas without having first obtained written consent from LANDLORD twenty-four (24) hours in advance.

3. No sign, door plaque, advertisement or notice shall be displayed, painted or affixed by TENANT, its officers, agents, servants, employees, patrons, licensees, customers, visitors and/or invitees in or on any part of the outside or inside of the Leased Premises, Property, or parking areas without prior written consent of LANDLORD and then only of such color, size, character, style and materials and in such places as shall be approved and designated in writing by LANDLORD. Signs on doors and/or entrances to Leased Premises shall be placed thereon by a contractor designated by LANDLORD and paid for by TENANT.

4. LANDLORD will not be responsible for lost or stolen property, equipment, money or any article taken from Leased Premises, Property, or parking areas regardless of how or when loss occurs.

5. No additional locks shall be placed on any door or changes made to existing locks in the Leased Premises or Building without the prior written consent of LANDLORD. LANDLORD will furnish two keys to each lock on doors in the Leased Premises and LANDLORD, upon request of TENANT shall provide additional duplicate keys at TENANT'S expense. LANDLORD may at all times keep a pass key to the Leased Premises. All keys shall be returned to LANDLORD promptly upon termination of this Lease.

6. TENANT, its officers, agents, servants and/or employees shall do no painting or decorating in Leased Premises or Building, or mark, paint or cut into, drive nails or screw into or in any way deface any part of Leased Premises or Building without the prior written consent of LANDLORD. If TENANT desires signal, communication, alarm or other utility or service connection to be installed or changed, such work shall be done at expense of TENANT with the approval and under the direction of the LANDLORD.

7. LANDLORD reserves the right to close the parking areas between the hours of 9:00 P.M. and 7:00 A.M., subject, however, to TENANT'S right to admittance under regulations prescribed by LANDLORD and to require the persons entering the parking area to identify themselves and establish their right to enter or to leave parking area.

8. TENANT, its officers, agents, servants and/or employees shall not permit the operation of any musical or sound-producing instruments or device that may be heard outside Leased Premises, Building or Property, or which may emanate electrical waves that will impair radio or television broadcasting or reception from or in the Property.

9. TENANT, its officers, agents, servants and/or employees shall, before Leased

      Premises unattended, close and lock all doors and shut off all utilities; damage resulting from failure to do so shall be paid by TENANT.

10. All plate and other glass now in Leased Premises or Building which is broken through cause attributable to TENANT, its officers, agents, servants, employees, patrons, licensees, customers, visitors, and/or invitees shall be replaced by and at expense of TENANT under the direction of LANDLORD.

11. TENANT shall give LANDLORD prompt notice of all accidents to or defects in air conditioning equipment, plumbing, electrical facilities or any part of appurtenance of Leased Premises.

12. The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign objects or substances of any kind shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from a violation of this provision shall be borne by TENANT, who shall, or whose officers, employees, agents, servants, patrons, customers, licensees, visitors and/or invitees shall have caused it.

13. All contractors and/or technicians performing work for TENANT within the Leased Premises, Building or Property shall be referred to LANDLORD for approval before performing such work. This shall apply to all work including, but not limited to, installation of telephones, telegraph equipment, electrical devices and attachments, and all installations affecting floors, walls, windows, doors, ceilings, equipment or any other physical feature of the Leased Premises, Property, or parking areas. None of this work shall be done by TENANT without LANDLORD'S prior written approval.

14. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building or Property, nor placed in corridors without the prior written consent of the LANDLORD.

15. Canvassing, soliciting and peddling in the Property or parking areas is prohibited and each TENANT shall cooperate to prevent the same. In this respect, TENANT shall promptly report such activities to the Property Manager's office whose address appears in paragraph 3 of the Lease.

16. There shall not be used in any space or in the public halls of the Building, either by any TENANT or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

17. The work of the LANDLORD'S janitors or cleaning personnel shall not be hindered by TENANT. The windows, doors, and fixtures may be cleaned at anytime.

18. In the event TENANT must dispose of crates, boxes, etc., TENANT shall not set such items in the corridors or other areas of Building or Property for disposal. TENANT shall be responsible for disposal of same.

19. Tenants are cautioned in purchasing furniture and equipment that the size is limited to such as can pass through the doors of the Leased Premises. Large pieces should be made in parts and set-up in the Leased Premises. LANDLORD reserves the right to refuse to allow to be placed in the Property any furniture or equipment of any description which does not comply with the above conditions.

20. TENANT will be responsible for any damage to the Leased Premises, including carpeting and flooring, as a result of rust or corrosion of file cabinets, roller chairs, metal objects or spills of any type of liquid.

21. If the Leased Premises demised to any tenant become infested with vermin, such tenant, at its sole cost and expense, shall cause its leased premises to be exterminated from time to time, to the satisfaction of LANDLORD, and shall employ such exterminators therefore as stall be approved by LANDLORD.

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22.   TENANT shall not install any antenna or aerial wires, or radio or television equipment, or any other type of equipment, inside or outside of the Building, without LANDLORD'S prior written consent, and upon such terms and conditions as may be specified by LANDLORD in each and every instance.

23. TENANT shall not advertise the business, profession or activities of TENANT in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining thereto, or use the name of the Property for any purpose other than that of the business address of TENANT or use any letterhead, envelopes, circulars, notices, advertisements, containers or wrapping material, without LANDLORD'S express consent in writing.

24. TENANT, its officers, agents, employees, servants, patrons, customers, licensees, invitees and/or visitors shall not solicit business in the Property's parking areas or common areas, nor shall TENANT distribute any handbills or other advertising matter on automobiles parked in the Property's parking areas.

25. TENANT shall not conduct its business in such manner as to create any nuisance or interfere with, annoy or disturb any other tenant in the Building, Property, or LANDLORD in its operation of the Building or Property or commit waste or suffer or permit waste to be committed in the Leased Premises, Building or Property. In addition, TENANT shall not allow its officers, agents, employees, servants, patrons, customers, licensees and/or visitors to conduct themselves in such manner as to create any nuisance or interfere with, annoy or disturb any other tenant in the Building or Property or LANDLORD in its operation of the Property or commit waste or suffer or permit waste to be committed in the Leased Premises, Building, or Property.

26. TENANT, its officers, agents, servants and/or employees shall not install or operate any refrigerating, heating or air conditioning apparatus or carry on any mechanical operation or bring into Leased Premises, Building, or Property any inflammable fluids or explosives without written consent of LANDLORD.

27. TENANT, its officers, agents, servants and/or employees shall not use Leased Premises, Building, or Property for housing, lodging, or sleeping purposes or for the cooking or preparation of food without the prior written consent of the LANDLORD.

28. TENANT, its officers, agents, servants, employees, patrons, licensees, customers, visitors and/or invitees shall not bring into the Lease Premises, Building or Property or keep in the Leased Premises any fish, fowl, reptile, insect, or animal or any bicycle or other vehicle without the prior written consent of LANDLORD, wheel chairs and baby carriages excepted.

29. Neither TENANT nor any officer, agent, employee, servant, patron, customer, visitor, licensee or invitee of any TENANT shall go upon the roof of the Building without the written consent of the LANDLORD.

30. TENANT'S employing laborers or others outside of the Property shall not have their employees paid in the Leased Premises, Building or Property, but shall arrange to have their payrolls elsewhere.

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                                  [SITE PLAN]

                                   EXHIBIT A

                                       26
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                                  [FLOOR PLAN]

                                   EXHIBIT B

                                       27